UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                  July 9, 2004
                        (Date of earliest event reported)

                           VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                          63-1097283
     (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

          3760 River Run Drive                                      35243
          Birmingham, Alabama                                     (Zip Code)
(Address of principal executive offices)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure.

On July 9, 2004 the Registrant issued a press release announcing the pricing of the initial public offering of its non-standard auto subsidiary, Affirmative Insurance Holdings, Inc. A copy of this press release is attached as Exhibit
99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of July 9, 2004.

VESTA INSURANCE GROUP, INC.

By:  /s/ Donald W. Thorton
     ------------------------------------
Its: Senior Vice President --
     General Counsel and Secretary